                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
  [ ]   Preliminary Proxy Statement        [ ]  Confidential, for Use of the
  [X]   Definitive Proxy Statement              Commission Only (as permitted by
  [ ]   Definitive Additional Materials         Rule 14a-6(e)(2))
  [ ]   Soliciting Material Pursuant to
        Rule 14a-11(c) or Rule 14a-12

                      FIRST ROBINSON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                (1) Title of each class of securities to which transaction applies: N/A

                (2) Aggregate number of securities to which transaction applies: N/A

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                (4)     Proposed maximum aggregate value of transaction: N/A

                (5)     Total fee paid: $0

  [ ]   Fee paid previously with preliminary materials:  N/A

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1)     Amount Previously Paid:

                (2)     Form, Schedule or Registration Statement No.:

                (3)     Filing Party:

                (4)     Date Filed:

                [FIRST ROBINSON FINANCIAL CORPORATION LETTERHEAD]


                                  June 23, 2006







Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Robinson Financial Corporation, I cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 9:00 a.m. on July 27, 2006 at the Company's office located at 501 East Main Street, Robinson, Illinois.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of independent auditors for the fiscal year ending March 31, 2007. The Board of Directors unanimously recommends that you vote "FOR" all of the proposals.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the First Robinson Financial Corporation's 2006 financial and operating performance.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. You may vote in person at the meeting even if you have previously returned a proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,



                                           RICK L. CATT
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 27, 2006

         Notice is hereby given that the annual meeting of stockholders (the "Meeting") of First Robinson Financial Corporation (the "Company") will be held at the Company's office located at 501 East Main Street, Robinson, Illinois at 9:00 a.m., Robinson, Illinois time, on July 27, 2006.

         A PROXY CARD AND A PROXY STATEMENT FOR THE MEETING ARE ENCLOSED.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two (2) directors of the Company;

         2. The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2007;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on June 9, 2006 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         Please complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  Rick L. Catt
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


Robinson, Illinois
June 23, 2006


--------------------------------------------------------------------------------
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621

                           --------------------------

                                 PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 27, 2006

         This proxy statement is furnished in connection with the solicitation, on behalf of the Board of Directors of First Robinson Financial Corporation (the "Company"), the parent company of First Robinson Savings Bank, National Association (the "Bank"), of proxies to be used at the annual meeting of stockholders of the Company (the "Meeting") which will be held at the Company's office located at 501 East Main Street, Robinson, Illinois on July 27, 2006, at 9:00 a.m., Robinson, Illinois time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 23, 2006.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of BKD, LLP ("BKD") as independent auditors for the Company for the fiscal year ending March 31, 2007.

YOUR VOTING RIGHTS

         We have fixed the close of business on June 9, 2006 as the record date for the Meeting. Only stockholders of record of Company common stock on that date are entitled to notice of and to vote at the Meeting. You are entitled to one vote for each share of the Company's common stock you own. On June 9, 2006, 496,250 shares of the Company's common stock were outstanding and entitled to vote at the annual meeting.

         If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

         We maintain an Employee Stock Ownership Plan ("ESOP") which, as of June 9, 2006, owned approximately 13.5 percent of the Company's outstanding common stock. We also maintain a 401(k) plan (the "401(k)") which, as of June 9, 2006, owned approximately 6.9 percent of the Company's outstanding common stock. We refer to the ESOP and the 401(k) in this proxy statement collectively as the "Plans." Employees of the Company and the Bank participate in the Plans. First Bankers Trust Services, Inc. is the trustee of the Plans ("Trustee"). Each Plan participant instructs the Trustee how to vote the shares of the Company's common stock allocated to his or her account(s) under the Plans. If a participant in one of the Plans properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant's shares in accordance with the stockholder's instructions. Where properly executed voting instruction cards are returned to the Trustee with no specific instruction as how to vote at the Meeting, the Trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of BKD as independent auditors for the fiscal year ending March 31, 2007. In the event a participant in the Plans fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her accounts in the Plans, the Trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of BKD. The Trustee will vote the shares of common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

VOTES REQUIRED TO APPROVE THE PROPOSALS

         Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The two director nominees with the most affirmative votes will be elected to fill the two available director positions. If you vote "Withheld" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

         Ratification of the appointment of BKD as our independent auditors for the fiscal year ending March 31, 2007 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the Meeting. Stockholder abstentions on the proposal to ratify the appointment of BKD as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote. One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF MANAGEMENT'S DIRECTOR NOMINEES AND "FOR" THE PROPOSAL TO RATIFY BKD AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

HOW TO VOTE

         You may vote in person at the Meeting or by proxy. To ensure your representation at the Meeting, we recommend you vote as soon as possible by proxy even if you plan to attend the Meeting. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the Company's common stock on June 9, 2006, the record date for voting at the Meeting. See "- How to Revoke Your Proxy and Change Your Vote" below.

         Shares of the Company's common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to the Company with no specific instruction as how to vote at the Meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify the appointment of BKD as our independent auditors for the fiscal year ending March 31, 2007. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

         The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

HOW TO REVOKE YOUR PROXY AND CHANGE YOUR VOTE

         If you are a registered stockholder, you may revoke your proxy and change your vote at any time before your proxy is voted at the Meeting by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

PROXY SOLICITATION COSTS

         We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

         The following table presents information regarding the beneficial ownership of the Company's common stock as of June 9, 2006, by:

         o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent (5%) of the outstanding common stock of the Company;

         o        each director and director nominee of the Company;

         o each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation" below; and

         o all of the executive officers and directors of the Company as a group.

         The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners is 501 East Main Street, Robinson, Illinois 62454.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after June 9, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                                           COMMON SHARES
                                                                                        BENEFICIALLY OWNED
                                                                              ----------------------------------------
                              BENEFICIAL OWNER                                    NUMBER (8)          PERCENT (%)
----------------------------------------------------------------------------- -------------------- -------------------
First Robinson Financial Corporation Employee Stock Ownership Plan (1)              66,758               13.5%
First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (2)                  34,086                6.9
Rick L. Catt, President & Chief Executive Officer(3)                                17,757                3.6
J. Douglas Goodwine, Director(4)                                                    12,292                2.4
Robin E. Guyer, Director                                                             1,730                 *
Donald K, Inboden, Director(5)                                                      15,381                3.1
Steven E. Neeley, Director (6)                                                      40,980                8.3
Scott F. Pulliam, Director(7)                                                       20,782                4.2
William K. Thomas, Director                                                         19,175                3.9
Directors and executive officers of the Company and the Bank,                      166,834               31.9
  as a group (11 persons) (9)

-----------------------
*        Indicates less than one percent (1%).
(1) Represents shares held by the Employee Stock Ownership Plan ("ESOP"), 55,554 of which have been allocated to accounts of participants according to a Schedule 13G (Amendment No. 3) filed on February 7, 2006, by First Bankers Trust Services, Inc., the trustee of the ESOP, which may be deemed beneficially to own the shares held by the ESOP that have not been allocated to the participants.
(2) Represents shares held by the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan ("401(k)") according to a Schedule 13G (Amendment No. 3) filed on February 7, 2006 by First Bankers Trust Services, Inc., the trustee of the 401(k).
(3) Includes 92 shares as to which Mr. Catt has reported shared voting and dispositive power.
(4) Includes 2,980 shares as to which Mr. Goodwine has reported shared voting and dispositive power.
(5) Includes 900 shares as to which Mr. Inboden has reported shared voting and dispositive power.
(6) Includes 40,500 shares as to which Mr. Neeley has reported shared voting and dispositive power.
(7) Includes 1,466 shares as to which Mr. Pulliam has reported shared voting and dispositive power.
(8) Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the June 9, 2006 voting record date, pursuant to the exercise of stock options, as follows:

         Mr. Pulliam:      4,500 shares
         Mr. Thomas:       6,190 shares
         Mr. Goodwine:     6,190 shares

(9) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Includes 26,380 shares of common stock that may be acquired currently or within 60 days of the June 9, 2006 voting record date pursuant to the exercise of stock options.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of seven members, classified into three groups, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and qualified. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the composition of the Company's Board of Directors, including their terms of office and the nominees for election as directors. The nominating committee has recommended and approved the nominees identified below. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting "FOR" the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                       DIRECTOR     TERM TO
             NAME                     AGE(1)            POSITION(S) HELD               SINCE(2)      EXPIRE
--------------------------------------------------------------------------------------------------------------

                                                   NOMINEES
J. Douglas Goodwine                     44     Director                                  1993         2009
Robin E. Guyer                          59     Director                                  2001         2009

                                      DIRECTORS CONTINUING IN OFFICE

Scott F. Pulliam                        49     Chairman of the Board                     1985         2007
William K. Thomas                       61     Director                                  1988         2007
Rick L. Catt                            53     Director, President and                   1989         2008
                                               Chief Executive Officer
Donald K. Inboden                       73     Director                                  1990         2008
Steven E. Neeley                        52     Director                                  2001         2008

--------------------------
(1)      At March 31, 2006.
(2)      Includes service as a director of the Bank.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         SCOTT F. PULLIAM. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

         WILLIAM K. THOMAS. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

         J. DOUGLAS GOODWINE. Mr. Goodwine is a funeral director and President of Goodwine Funeral Homes, Inc., positions he has held since 1986.

         ROBIN E. GUYER. Since 1997, Mr. Guyer has served as the President of Bunker Hill Supply Co., an agricultural services company located in Hutsonville, Illinois.

         RICK L. CATT. Mr. Catt is President and Chief Executive Officer of the Company and the Bank, positions he has held with the Company since its inception in March 1997 and with the Bank since 1989.

         DONALD K. INBODEN. Mr. Inboden is the former owner of Inboden Seed Inc., a landscaping business located in Robinson, Illinois. He was employed at Marathon Oil Company from 1955 to 1982.

         STEVEN E. NEELEY. Mr. Neeley is the owner of Senco Construction, Inc., an industrial construction company located in Robinson, Illinois.

                        COMMUNICATING WITH OUR DIRECTORS

         Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, pursuant to which any communication addressed to the Board at the Company's offices at 501 East Main Street, Robinson, Illinois 62454, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board's and shareholder's needs. There currently is no screening process, and all shareholder communications that are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         BOARD AND COMMITTEE MEETINGS OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended March 31, 2006. During fiscal 2006, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees. The Company does not have a standing executive committee.

         The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which was attached as Exhibit A to the proxy statement for the Company's 2004 Annual Meeting. Each member of the Audit Committee is "independent" as such term is defined by applicable SEC and NASDAQ Marketplace rules. This committee, among other things, selects our independent auditors, determines the scope of the annual audits, determines fees to be paid to the auditors, oversees the entire audit function for the Company, both internal and independent, and overseas the Company's accounting and internal control systems. The current members of this committee are Directors Pulliam, Neeley, Guyer, Inboden and Goodwine. In addition, the Board of Directors has determined that Mr. Pulliam qualifies as an "audit committee financial expert." The Board has determined that Scott Pulliam, based upon his experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that he has (a) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Board further determined that Mr. Pulliam is independent of management pursuant to applicable SEC rules and NASDAQ listing standards regarding the independence of board and audit committee members. All of the current members of the Audit Committee are non-employee directors who:
(1) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 4200 of the NASDAQ Marketplace Rules; (2) have not participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years; and (3) are able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. This committee met five times during fiscal year 2006.

         Prior to June 15, 2004, the entire Board of Directors acted as the Nominating Committee to nominate candidates for membership on the Board of Directors. On June 15, 2004, the Board of Directors established a Nominating Committee, which, for any given year, is comprised of all non-employee directors who are not standing for re-election that year. For purposes of nominating the Director Nominee for the 2006 Annual Meeting, the Nominating Committee consisted of Directors Pulliam, Inboden and Neeley. This Nominating Committee met once during the fiscal year ended March 31, 2006. The Nominating Committee acts pursuant to a written charter adopted by the Board of Directors on June 15, 2004, a copy of which was attached as Exhibit B to the Company's proxy statement for the 2004 Annual Meeting.

         The Nominating Committee is responsible generally for ensuring that the Board of Directors and its committees are appropriately constituted in order to conform with applicable legal requirements. Responsibilities of the Nominating Committee include selecting or recommending to the Board of Directors candidates for the Board of Directors and committee thereof. The Nominating Committee will consider candidates who are recommended by qualifying shareholders. For consideration, candidates must meet the criteria and qualifications specified by the Nominating Committee from time to time, including strength of character, mature judgment, career specialization, relevant technical skills, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and being eligible under standards established by the SEC or relevant law. These criteria apply to all nominees, whether recommended by a shareholder, management or search firm. Recommendations must be in writing and addressed to the Nominating Committee in care of the Company at 501 East Main Street, P.O. Box 8598, Robinson, Illinois 62454. Shareholder nominations must be submitted at least 120 days before the anniversary of the previous year's annual meeting. The current members of the Nominating Committee, who are Scott F. Pulliam, Donald K. Inboden and Steven E. Neeley are "independent" as such term is defined in applicable SEC and NASDAQ Marketplace rules.

         While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed and such written nomination must contain certain information specified in the Company's Bylaws.

         The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this committee are Directors Pulliam, Goodwine and Thomas. This committee met once during fiscal 2006. All members of our Compensation Committee are "independent" as the term is defined by applicable SEC and NASDAQ Marketplace rules.

         BOARD AND COMMITTEE MEETINGS OF THE BANK. The Bank's Board of Directors meets at least monthly. During the fiscal year ended March 31, 2006 the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during fiscal 2006.

         The Bank has standing Loan, Building, Nominating, Audit, Personnel and Investment/Asset-Liability Committees.

         The Loan Committee is comprised of all directors. It meets on an as needed basis to review loan requests generally in excess of $250,000. This committee met 22 times during fiscal 2006.

         The Building Committee is responsible for overseeing the Bank's building, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Inboden and Neeley. This committee met 4 times during fiscal 2006.

         The entire Board of Directors acts as the Nominating Committee, to nominate individuals for election to the Bank's Board of Directors. The committee met once during fiscal 2006.

         The Audit Committee, composed of Directors Pulliam, Neeley, Guyer, Inboden and Goodwine, reviews and receives audit findings from the Bank's internal and external auditors. This committee met 12 times in fiscal 2006.

         The Personnel Committee, composed of Directors Goodwine, Pulliam and Catt, reviews personnel evaluations and recommends salary adjustments to the entire Board of Directors. This committee met 11 times in fiscal 2006.

         The Investment/Asset-Liability Committee, composed of Director Catt and Vice Presidents Jamie E. McReynolds, William D. Sandiford and W. E. Holt, and Assistant Vice President Stacie Ogle oversees the Bank's risk management and liquidity/funds management position. They also review the purchases and sales of investments. This committee met 12 times in fiscal 2006.

         The Company is incorporated in Delaware and has held its annual meetings in Illinois since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meeting with management and other investor relations activities. Last year's annual meeting was attended by all directors. In view of the fact that shareholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

CODE OF ETHICS

         The Company has adopted a Code of Ethics and Business Conduct within the meaning of Item 406(b) of Regulation S-K, which is applicable to all employees and members of the Board of Directors, including the Company's principal executive officer, principal financial officer, principal accounting officer and others performing similar functions. A copy of the Code of Ethics and Business Conduct may be obtained, without charge, from the Company by submitting a written request to "Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454." If we make substantive amendments to the Code of Ethics and Business Conduct or grant any waiver, including any implicit waiver of any provision of the code, we will timely disclose the nature of such amendment or waiver in a report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS WITH THE SEC THAT MIGHT INCORPORATE THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         The Company's Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended March 31, 2006. In addition, the Committee has discussed with BKD, the independent auditing firm for the Company, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

         The Committee has also received the written disclosures from BKD required by Independence Standard No. 1, and have discussed with BKD its independence from the Company.

         Based on the foregoing discussions and reviews, the Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2006.

         A copy of the amended and restated Audit Committee charter, which was adopted by the Board of Directors on June 15, 2004, was attached as Exhibit A to the Company's proxy statement for the 2004 Annual Meeting.

                                                     Respectfully submitted,
                                                     The Audit Committee

                                                     SCOTT F. PULLIAM
                                                     DONALD K. INBODEN
                                                     J. DOUGLAS GOODWINE
                                                     ROBIN E. GUYER
                                                     STEVEN E. NEELEY

DIRECTOR COMPENSATION

         Each non-employee director is paid a monthly fee of $1,000 for attendance at all regular, committee and special meetings of the Bank. The Chairman of the Board receives $1,075 per month and Director Thomas receives $900 per month, as he is not a member of the Audit Committee. If a regular meeting is missed by a director, $500 is deducted from the monthly fee. If a scheduled committee meeting is missed, $100 is deducted from the monthly fee. Employee directors receive a monthly fee of $500 for attendance at all regular meetings. Employee directors do not receive fees for participation on any committees.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The business experience for at least the previous five years for the executive officers who do not serve as directors is set forth below.

         JAMIE E. MCREYNOLDS. Ms. McReynolds, age 42, currently serves as a Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank. She has been employed by the Bank in various capacities since 1986.

         LESLIE TROTTER, III. Mr. Trotter, age 51, currently serves as a Vice President of the Bank. Mr. Trotter has been employed by the Bank since 1978.

         W. E. HOLT. Mr. Holt, age 59, currently serves as Vice President and Senior Loan Officer for the Bank, a position he has held since April 1998. From 1974 to March 1998, Mr. Holt was employed at a national bank in Oblong, Illinois. In the later years at the national bank, he served as a Cashier and a Senior Vice President. He also served on the board of a national bank from 1989 to 1998.

         WILLIAM D. SANDIFORD. Mr. Sandiford, age 48, currently serves as a Vice President of the Bank, a position he has held since 1995.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by the Company's and the Bank's Chief Executive Officer. No other executive officer of the Company had aggregate compensation (salary plus bonus) in excess of $100,000 for the fiscal year ended March 31, 2006.

======================================================================================================================
                                             SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                                LONG-TERM
                                                                               COMPENSATION
                           ANNUAL COMPENSATION                                     AWARDS
----------------------------------------------------------------------------------------------------------------------
                                                            OTHER ANNUAL   RESTRICTED                   ALL OTHER
   NAME AND PRINCIPAL        FISCAL   SALARY(1)   BONUS     COMPENSATION     STOCK       OPTIONS/     COMPENSATION
         POSITION             YEAR       ($)       ($)          ($)         AWARD ($)    SARS (#)          ($)
----------------------------------------------------------------------------------------------------------------------
Rick L. Catt, President      2006      110,138     355          ---            ---         ---          19,209(2)
and Chief Executive Officer  2005      107,138    2,310         ---            ---         ---          20,696(3)
                             2004      103,722    8,271         ---            ---         ---          22,278(4)
======================================================================================================================

--------
(1)      Includes salary and board fees.
(2) Includes $5,221 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $1,034 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2006, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $11,108.
(3) Includes $5,408 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $1,004 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2005, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $12,284.
(4) Includes $5,088 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $1,048 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2004, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $14,142.

         The Company did not grant any stock options or stock appreciation rights to Mr. Catt in the fiscal year ended March 31, 2006.

         The following table summarizes certain information relating to the value of options held by Mr. Catt at March 31, 2006. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on March 31, 2006, the last trading day in fiscal 2006, which was $25.20 per share, based on the closing price of the Company's common stock as reported on the OTC Bulletin Board. Mr. Catt exercised 8,000 options during the 2006 fiscal year. Unexercisable options are those options which were not vested as of March 31, 2006.

======================================================================================================================

                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                OPTION VALUES AT MARCH 31, 2006
----------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF
                                                                   NUMBER OF                     UNEXERCISED
                                                                  UNEXERCISED                   IN-THE-MONEY
                                                                   OPTIONS AT                    OPTIONS AT
                                                                   FY-END (#)                    FY-END ($)
                                                          ------------------------------------------------------------
                                  SHARES
                                 ACQUIRED       VALUE
                                ON EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
            NAME                    (#)          ($)          (#)            (#)             ($)            ($)
----------------------------------------------------------------------------------------------------------------------
Rick L. Catt                     2,367(1)      $58,000        ---            ---             ---            ---
======================================================================================================================

--------
(1) Mr. Catt exercised 8,000 options on April 11, 2005, pursuant to which he received a total of 2,367 shares of the Company's Common Stock.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         This report is submitted by the Compensation Committee, which is responsible for, among other things, establishing and overseeing the Company's 1998 Stock Option Plan. The Compensation Committee currently is composed of Directors Pulliam, Goodwine and Thomas, none of whom are employees of the Company and each of whom qualify as an "independent director" as such term is defined in the rules and regulations of the NASDAQ Stock Market, Inc.

         GENERAL COMPENSATION POLICY. The Company's compensation policy for executive officers is designed to achieve the following objectives: (i) to reward executives consistent with the Company's annual and long-term performance goals; (ii) to recognize individual initiative, leadership and achievement; and
(iii) to provide competitive compensation that will attract and retain qualified executives, all with a view to enhancing the profitability of the Company and increasing stockholder value.

         EXECUTIVE OFFICER COMPENSATION. The executive officers of the Company are not compensated at the company level. Instead, they are compensated in their capacities as executive officers of the Bank. Decisions regarding their salaries are made by the Bank's board of directors, based upon the recommendation of the Bank's compensation committee.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Rick Catt, the Chief Executive Officer of the Company, does not receive a salary from the Company in his capacity as such. Instead, Mr. Catt receives a salary as the Chief Executive Officer of the Bank, which salary is approved by the Bank's board of directors upon the recommendation of the compensation committee of the Bank.

         EQUITY COMPENSATION. Although executive salaries are determined at the Bank level, the Compensation Committee of the Company administers the Company's equity compensation plans, including the making of grants thereunder. The Company made no option grants during the fiscal year ended March 31, 2006, but did approve an amendment to the terms of unvested options to purchase approximately 1,280 shares of common stock granted under the Company's 1998 Stock Option Plan. The amendment accelerated the vesting of such options and was done for accounting purposes.

         CERTAIN TAX CONSIDERATIONS. The Compensation Committee does not believe that Section 162(m) of the Internal Revenue Code, as amended, which generally disallows a tax deduction for compensation in excess of $1 million to any of the Company's executive officers will have any effect on it for the fiscal year ended March 31, 2006. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Compensation Committee's present intention that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation will be deductible for Federal income tax purposes.



Dated:  June 20, 2006

                                                   The Compensation Committee

                                                   Scott F. Pulliam
                                                   J. Douglas Goodwine
                                                   William K. Thomas


EQUITY COMPENSATION PLAN INFORMATION

         The following table contains information about our Common Stock that may be issued upon the exercise of options, warrants or rights under all of our equity compensation plans as of March 31, 2006.

                                                                                        Number of Securities
                                                                       Weighted          Remaining Available
                                             Number of                 Average           for Future Issuance
                                             Securities             Exercise Price             Under
                                          to be Issued Upon               of                   Equity
                                             Exercise of             Outstanding         Compensation Plans
                                             Outstanding               Options,         (excluding Securities
                                               Options,              Warrants and        reflected in column
                                         Warrants and Rights            Rights                  (A))
Plan Category                                    (A)                      (B)                   (C)
-----------------------------------     ---------------------       ---------------    -----------------------
Equity Compensation Plans
  Approved by Stockholders(1)                  29,447                   $17.25                13,583
Equity Compensation Plans Not
  Approved by Stockholders(2)                   ---                       ---                   ---
Total                                          29,447                   $17.25                13,583

(1) The Company's stock option plan has a term of ten years and was approved by stockholders on July 29, 1998.

(2) The Company has no equity compensation plans that were not approved by stockholders.


CERTAIN TRANSACTIONS

         The Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to Office of the Comptroller of the Currency regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $2.5 million at March 31, 2006, which was 23.0% of the Bank's equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 2006. All loans to directors and officers were performing in accordance with their terms at March 31, 2006.

         PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed BKD, LLP ("BKD") independent accountants, to be the Company's auditors for the fiscal year ending March 31, 2007. Representatives of BKD are not expected to be present at the Meeting to respond to questions.

         The fees billed for professional accounting services rendered by BKD for the fiscal year ended March 31, 2006 are as follows:

                                                                           FISCAL YEAR ENDED

                                                         ----------------------------------------------------
                                                                MARCH 31, 2006             MARCH 31, 2005
                                                         --------------------------    ----------------------
Audit Fees                                               $               39,000        $               43,300
Audit Related Fees                                                          ---                           ---
Tax Fees                                                                  5,600                         6,500
All Other Fees                                                              ---                           ---
                                                         --------------------------    ----------------------
Total Fees                                               $               44,600        $               49,800
                                                         ==========================    ======================

         In the above table, in accordance with the SEC definitions and rules, "audit fees" are fees billed to the Company for professional services for the audit of the Company's consolidated financial statements included in the Annual Report on Form 10-KSB and review of financial statements included in Quarterly Reports on Form 10-QSB; for the audit of the Company's internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management's report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Audit-related fees" are billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and internal control over financial reporting. "Tax fees" are fees for Federal and Local tax compliance, tax advice, and tax planning and advisory services.

         The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining BKD's independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee. All engagements of the auditors are approved in advance by the Audit Committee. At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year. Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee. Management periodically reports to the Audit Committee regarding the status of the services provided and the level of fees incurred in respect of each service. The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2007.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 no later than February 21, 2007. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 by May 7, 2007; provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, the stockholder proposal must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the SEC initial reports of ownership and reports of changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended March 31, 2006, all Section 16(a) filing requirement applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 ANNUAL REPORTS

         A copy of the Form 10-KSB for the Company's fiscal year ended March 31, 2006, as filed with the SEC, will be furnished without charge to stockholders as of the June 9, 2006 voting record date upon written request to Investor Relations, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.



Robinson, Illinois
June 23, 2006

                                                                   FORM OF PROXY
                                 REVOCABLE PROXY
                      FIRST ROBINSON FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 27, 2006

The undersigned hereby appoints the members of the Board of Directors of First Robinson Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders (the "Meeting") to be held at the Company's office located at 501 East Main Street, Robinson, Illinois, on July 27, 2006 at 9:00 a.m., and at any and all adjournments and postponements thereof.

I. The election of the following nominees as directors for terms to expire in the year 2009:

           J. DOUGLAS GOODWINE               ROBIN E. GUYER

                FOR               WITHHOLD      FOR ALL EXCEPT
                [ ]                 [ ]              [ ]

INSTRUCTION: TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR" WITH AN "X." TO WITHHOLD YOUR VOTE FOR ALL NOMINEES MARK THE BOX "WITHHOLD" WITH AN "X." TO WITHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" WITH AN "X" AND WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.

               --------------------------------------------------

II. The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2007.

                   FOR               AGAINST            ABSTAIN
                   [ ]                 [ ]                [ ]

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AND "FOR" THE RATIFICATION OF THE AUDITORS.

--------------------------------            ------------------
Stockholder                                 Date


--------------------------------            ------------------
Co-Stockholder, if any                      Date

--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

                      FIRST ROBINSON FINANCIAL CORPORATION
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-------------------------
-------------------------
-------------------------